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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 19, 1997


                            CLIFFS DRILLING COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


               0-16703                                    76-0248934
       (Commission File Number)                (IRS Employer Identification No.)


     1200 SMITH STREET, SUITE 300
            HOUSTON, TEXAS                                    77002
(Address of Principal Executive Offices)                    (Zip Code)


                               (713) 651-9426
            (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

   On May 23, 1996, the Company completed the acquisition of 9 jack-up drilling rigs and a 50% interest in a joint venture which owns an additional drilling rig. In this report on Form 8-K, the Company is updating its unaudited pro forma financial information with respect to this acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   On May 23, 1996, the Company completed the acquisition of 9 jack-up drilling rigs and a 50% interest in the West Indies Drilling Joint Venture (the "WINDJV"), a joint venture between Cliffs Drilling Trinidad Limited and Well Services (Marine) Limited, which owns an additional jack-up drilling rig, and their related assets (collectively referred to as the "Southwestern Rigs") operated by Southwestern Offshore Corporation, a Delaware corporation ("Southwestern"). The purchase price of the Southwestern Rigs was (a) $103.8 million in cash (after reductions of $6.2 million for required refurbishments of certain Southwestern Rigs not made prior to closing) plus (b) issuance of
1.2 million shares of the Company's Common Stock, before effects of the Company's two-for-one stock split effected on June 9, 1997 ("Stock Split"), and
(c) assumption of certain contractual liabilities, including the Company's guarantee of $4.25 million in indebtedness of the WINDJV to Citibank N.A. related to the refurbishment of the jack-up drilling rig owned by it (together with accrued but unpaid interest thereon and costs of collection).

   The following unaudited pro forma financial information gives effect to the acquisition of the Southwestern Rigs using the purchase method of accounting given the related assumptions and adjustments, the offering of $150.0 million of senior unsecured notes (the "Senior Notes") and the issuance of 1.2 million shares of the Company's Common Stock, before effects of the Stock Split, valued at an average price of $18.51 per share in connection with the acquisition of the Southwestern Rigs.

   The pro forma financial information for the twelve months ended December 31, 1996 was prepared assuming that the transactions described above were consummated as of January 1, 1996. The pro forma financial information has been prepared based upon assumptions deemed appropriate by the Company and may not be indicative of actual results. The historical results of Southwestern include the results of operations of the rigs that were available for service during the period and are included with the Company's results beginning May 23, 1996.

                                                           Historical                               Pro Forma
                                                ---------------------------------       ----------------------------------
                                                   Cliffs           Southwestern         Adjustments             Combined
                                                ------------       --------------       -------------           ----------
                                                               (In thousands, except per share amounts)
REVENUES  . . . . . . . . . . . . . . . .       $    133,109       $       14,723       $        (160)   (a)    $  147,672

COSTS AND EXPENSES:
Operating Expenses  . . . . . . . . . . .             91,984               14,717              (3,311)   (b)       103,390
Depreciation, Depletion and Amortization              10,388                   96                 (96)   (c)        12,853
                                                                                                2,465    (c)
General and Administrative  . . . . . . .              6,300                  799                   0                7,099
                                                ------------       --------------       -------------           ----------
                                                     108,672               15,612                (942)             123,342
                                                ------------       --------------       -------------           ----------
OPERATING INCOME (LOSS) . . . . . . . . .             24,437                 (889)                782               24,330

OTHER INCOME (EXPENSE):
Gain on Disposition of Assets . . . . . .              3,694                    0                   0                3,694
Interest Income . . . . . . . . . . . . .              2,725                    0                   0                2,725
Interest Expense  . . . . . . . . . . . .             (9,265)                (233)             (5,529)   (d)       (15,319)
                                                                                                 (292)   (e)
Other, net  . . . . . . . . . . . . . . .               (173)                   0                   0                 (173)
                                                ------------       --------------       -------------           ----------
INCOME (LOSS) BEFORE INCOME TAXES . . . .             21,418               (1,122)             (5,039)              15,257
INCOME TAX EXPENSE (BENEFIT)  . . . . . .              6,996                    0              (2,012)   (f)         4,984
                                                ------------       --------------       -------------           ----------
NET INCOME (LOSS) . . . . . . . . . . . .             14,422               (1,122)             (3,027)              10,273
DIVIDENDS APPLICABLE TO
PREFERRED STOCK . . . . . . . . . . . . .                (31)                   0                   0                  (31)
                                                ------------       --------------       -------------           ----------

NET INCOME (LOSS) APPLICABLE TO COMMON
AND COMMON EQUIVALENT SHARES  . . . . . .       $     14,391       $       (1,122)      $      (3,027)          $   10,242
                                                ============       ==============       =============           ==========


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
NET INCOME PER SHARE  . . . . . . . . . .     $        1.04                                                    $     0.69     (g)

WEIGHTED AVERAGE NUMBER OF COMMON AND
COMMON EQUIVALENT SHARES OUTSTANDING  . .            13,852                                                        14,840     (g)
                                               ============                                                    ==========


             The unaudited Pro Forma Consolidated Financial Statements reflect the following adjustments:

       (a) To reverse management fee revenue applicable to activities of Southwestern which were not part of the acquisition.

       (b) To reverse charter hire expense applicable to activities of Southwestern which were not part of the acquisition.

       (c) To adjust depreciation expense for the Southwestern Rigs using the purchase price allocated to each rig. Depreciation is calculated over a 15 year life with an estimated salvage value of 10%. To provide for any deterioration that may occur while the rigs are not operating for an extended period of time, a minimum depreciation charge is provided at a reduced rate of 25% of the normal depreciation rate. Depreciation is suspended during refurbishment periods.

       (d) To record interest expense related to the $150 million Senior Notes, at a rate of 10.25% per annum.

       (e)   To record the non-cash amortization of debt issue costs.

       (f) To adjust income taxes as a result of pre-tax pro forma adjustments to reflect a 35% effective tax rate.

       (g) Earnings per share has been calculated based on the Company's weighted average number of common and common equivalent shares outstanding plus the number of shares of Common Stock issued in connection with the acquisition of the Southwestern Rigs.

             References to the weighted average number of common and common equivalent shares outstanding and per share amounts have been restated to reflect the Stock Split.
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                            SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CLIFFS DRILLING COMPANY


Date September 19, 1997                By
     ---------------------                --------------------------------
                                                 Edward A. Guthrie
                                             Vice President - Finance



Date September 19, 1997                By
     ---------------------                --------------------------------
                                                  Cindy B. Taylor
                                            Vice President - Controller